EXHIBIT 10.40

AMENDED AND RESTATED SUBSIDIARY GUARANTY

September 1, 2005

Reference is made to (i) the Senior Secured Bridge Note Purchase Agreement, dated as of July 8, 2005, among Axeda Systems Inc., a Delaware corporation (the “Company”), certain direct and indirect wholly owned subsidiaries of the Company and persons identified therein as “Purchasers” (the “Purchasers”) (as may be hereafter amended, modified, substituted, extended or restated from time to time, including any replacement agreement therefore, the “Senior Purchase Agreement”) and (ii) the Senior Subordinated Secured Bridge Note Purchase Agreement, dated as of September 1, 2005, among the Company, certain direct and indirect wholly owned subsidiaries of the Company and the Purchasers (as may be hereafter amended, modified, substituted, extended or restated from time to time, including any replacement agreement therefore, the “Senior Subordinated Purchase Agreement,” and together with the Senior Purchase Agreement, the “Purchase Agreements”).

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended to or for the account of the Company by the Purchasers pursuant to the Purchase Agreements, from time to time and at any time and for other good and valuable consideration and to induce the Purchasers, in their discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Purchasers may deem advisable, each of Axeda Systems Operating Company, Inc., a Massachusetts corporation and an indirect wholly owned subsidiary of the Company (“ASOC”), and Axeda IP, Inc., a Nevada corporation and an indirect wholly owned subsidiary of the Company (“AIP” and, together with ASOC, the “Guarantors”), jointly and severally, unconditionally guaranty to the Purchasers, their successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of the Company to the Purchasers and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Company or one or more parties and the Company is or may become liable to the Purchasers, whether incurred by the Company as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Purchasers, whether arising under, out of, or in connection with (i) the Purchase Agreements and (ii) each of the other Bridge Loan Documents (as defined in the Purchase Agreements), or any documents, instruments or agreements relating to or executed in connection with the Bridge Loan Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Company to the Purchasers, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Purchase Agreements. In furtherance of the foregoing, the Guarantors hereby jointly and severally agree as follows:

1.    No Impairment. The Purchasers may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantors, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with the Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Purchasers and the Company or any such other party or person, or make any election of rights the Purchasers may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of the Company, or any change in the composition, nature, personnel or location of the Company and shall extend to any successor entity to the Company, including a debtor in possession or the like under any Insolvency Law.

2.    Guaranty Absolute. Subject to Section 5(c), each of the Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Bridge Loan Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto. Each of the Guarantors hereby knowingly accepts the full range of risk encompassed within a contract of “continuing guaranty” which risk includes the possibility that the Company will contract additional indebtedness for which the Guarantor may be liable hereunder after the Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not the Company has properly authorized incurring such additional indebtedness. Each of the Guarantors acknowledges that no oral representations, including any representations to extend credit or provide other financial accommodations to the Company, have been made by the Purchasers to induce the Guarantor to enter into this Guaranty. The liability of the Guarantors under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Bridge Loan Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of any Bridge Loan Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof; (c) any furnishing of any additional security to the Purchasers or their assignees or any acceptance thereof or any release of any security by the Purchasers or their assignees; (d) any limitation on any party’s liability or obligation under the Bridge Loan Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantors shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantors. Any amounts due from the Guarantors to the Purchasers shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

3.    Waivers.

(a)  This Guaranty is a guaranty of payment and not of collection. The Purchasers shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the Guarantors being obligated to perform as agreed herein and the Guarantors hereby waive any and all rights which it may have by statute or otherwise which would require the Purchasers to do any of the foregoing. Each of the Guarantors further consents and agrees that the Purchasers shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. Each of the Guarantors hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the Guarantor may have or which may exist between and among the Purchasers, the Company and/or the Guarantors with respect to the Guarantors’ obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b)  Each of the Guarantors further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the Guarantors may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of the Guarantors and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c)  Notwithstanding any payment or payments made by the Guarantors hereunder, or any setoff or application of funds of the Guarantors by the Purchasers, the Guarantors shall not be entitled to be subrogated to any of the rights of the Purchasers against the Company or against any collateral or guarantee or right of offset held by the Purchasers for the payment of the Obligations, nor shall the Guarantors seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantors hereunder, until all amounts owing to the Purchasers by the Company on account of the Obligations are paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Purchasers’ obligation to extend credit pursuant to the Bridge Loan Documents shall not have been terminated, such amount shall be held by the Guarantors in trust for the Purchasers, segregated from other funds of the Guarantors, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantors, be turned over to the Purchasers in the exact form received by the Guarantors (duly endorsed by the Guarantors to the Purchasers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchasers may determine, subject to the provisions of the Bridge Loan Documents. Any and all present and future debts and obligations of the Company to the Guarantors are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of the Company to the Purchasers.

4.    Security. All sums at any time to the credit of any of the Guarantors and any property of any of the Guarantors in the Purchasers’ possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Purchasers (each such entity, an “Affiliate”) shall be deemed held by the Purchasers or such Affiliate, as the case may be, as security for any and all of the Guarantors’ obligations to the Purchasers and to any Affiliate of the Purchasers, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5.    Representations and Warranties. Each of the Guarantors hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Bridge Loan Documents have been irrevocably terminated), that:

(a)  Corporate Status. It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full corporate power, authority and legal right to own its property and assets and to transact the business in which it is engaged in all material respects.

(b)  Authority and Execution. It has full corporate power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

(c)  Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

(d)  Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any material contract, agreement or instrument to it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to the Purchasers on any of its property or assets pursuant to the provisions of any of the foregoing.

(e)  Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, that has not been previously obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by the Guarantor.

(f)  Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to prevent, restrict or impair the transactions contemplated by the Bridge Loan Documents or the performance by it of its obligations under the Bridge Loan Documents.

(g)  Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Bridge Loan Documents or other Obligation incurred by the Company to the Purchasers.

6.    Acceleration.

(a)  If any breach of any covenant or condition beyond any applicable cure period or other Event of Default shall occur and be continuing under any agreement made by the Company or any of the Guarantors to the Purchasers any and all Obligations shall for purposes hereof, at the Purchasers’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company as set forth in the other Bridge Loan Documents.

(b)  The Guarantors will promptly notify the Purchasers of any default by the any Guarantor in its performance or observance of any term or condition of any material agreement to which a Guarantor is a party if the effect of such default is to cause, or permit the holder of any indebtedness under such agreement to cause, such indebtedness in excess of $100,000, to become due prior to its stated maturity and, if such an event occurs, the Purchasers shall have the right to accelerate the Guarantors’ obligations hereunder.

7.    Payments from Guarantors. The Purchasers, in their sole and absolute discretion, with or without notice to the Guarantors, may apply on account of the Obligations any payment from the Guarantors or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

8.    Costs. The Guarantors shall pay on demand, all reasonable costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Purchasers hereunder or under any of the Obligations.

9.    No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the Guarantors, and each of the Guarantors’ successors and assigns, until all of the Obligations have been paid in full. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the Guarantors, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any Guarantor under this Guaranty.

10.    Recapture. Anything in this Guaranty to the contrary notwithstanding, if the Purchasers receive any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Purchasers, the Guarantors’ obligations to the Purchasers shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to the Purchasers, which payment shall be due on demand.

11.    Books and Records. The books and records of the Purchasers showing the account between the Purchasers and the Company shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantors for the purpose of establishing the items therein set forth (absent manifest error) and shall (absent manifest error) constitute prima facie proof thereof.

12.    No Waiver. No failure on the part of the Purchasers to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Purchasers of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to the Purchasers or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Purchasers at any time and from time to time.

13.    Waiver of Jury Trial. EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE PURCHASERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PURCHASERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE PURCHASERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

14.    Governing Law. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT HAVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

15.    Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.    Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantors and the Purchasers.

17.    Notice. All notices and other communications required or permitted hereunder shall be in writing and shall be given in accordance with the provisions of Section 15 of the Purchase Agreements.

18.    Successors. The Purchasers may, from time to time, without notice to the Guarantors, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, the Purchasers may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, the Purchasers, their Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Purchasers shall have an unimpaired right to enforce this Guaranty for their benefit with respect to that portion of the Obligations which the Purchasers have not disposed of, sold, assigned, or otherwise transferred. Notwithstanding the foregoing, the consent of holders of at least a majority of the outstanding aggregate principal amount of the Notes shall be required to amend modify or waive any provision of this Guaranty.

19.    Prior Agreements. This Guaranty constitutes the entire agreement with respect to the matter set forth herein and supersedes the original Guaranty dated July 8, 2005 (as amended) of ASOC and AIP, and any prior agreements or understandings with respect thereto.

20.    Release. Nothing except payment in full of the Obligations shall release the Guarantors from liability under this Guaranty.

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IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantors as of the date first set forth above.

AXEDA SYSTEMS OPERATING COMPANY, INC.

By:   /s/ Karen F. Kupferberg

Name: Karen F. Kupferberg
Title: Chief Financial Officer

Address:        21 Oxford Road
Mansfield, MA 02048
Telephone:    508-337-9200
Facsimile:      508-337-9201
State of Incorporation: Massachusetts

AXEDA IP, INC.

By:   /s/ Lynn Magnani

Name: Lynn Magnani
Title: Secretary
Address:       21 Oxford Road
Mansfield, MA 02048
Telephone:    508-337-9200
Facsimile:      508-337-9201
State of Incorporation: Nevada